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                                                                    Exhibit 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Granite Construction Incorporated (the "Company") does hereby certify to such officer's knowledge that:

      The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: August 6, 2004                         /s/ William G. Dorey
                                           ----------------------------------
                                           William G. Dorey
                                           President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Granite Construction Incorporated and will be retained by Granite Construction Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.